UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master

Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2019

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BBIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the Six-Month Period Ended September 30, 2018

Noteworthy market conditions for the six-month period ended September 30, 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury issuance and various geopolitical events including trade.

Heading into the end of the third quarter of 2018, at their September 26, 2018 FOMC meeting, the FOMC raised interest rates by 0.25% for the third time this year bringing the Fed Funds target rate range to 2.00%-2.25%. In the statement issued in conjunction with the September meeting, the FOMC remained upbeat about economic growth, employment and inflation, while signaling that gradual hikes in interest rates remain appropriate.

Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short term credit spreads wider during the first half of the year. These pressures led to money market fund managers generally maintaining a conservative posture leading up to the June and September 2018 FOMC meetings and in advance of seasonal redemptions that occur at quarter end. Credit spreads, as reflected in the differential between three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps (“OIS”), widened significantly as the market figured out how to digest the surge in front-end supply. The trend continued up until the better-than-expected tax receipts in April where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and OIS spread contracting to 40 basis points in June and to 20 basis points in September, down from a high of 60 basis points earlier in the year.

We anticipate an additional 0.25% rate increase by the FOMC in December. While international trade dynamics could eventually become a headwind to economic growth, further rate hikes on a quarterly basis are possible in our view over much of 2019 as long as financial conditions remain reasonably accommodative. By our estimation, credit spreads should remain near recent levels in the weeks ahead. That said, we believe that increased Treasury bill issuance, an ongoing contraction in liquidity in the banking system from the normalization of the Fed’s balance sheet, and year-end balance sheet pressures at certain global systemically important banks could contribute to modest credit spread widening later in the year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of September 30, 2018	BBIF Money Fund

Investment Objective

BBIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

On September 26, 2018, the Board of Trustees approved a proposal to liquidate the Fund. The Fund will liquidate on or about November 30, 2018 (the “Liquidation Date”).

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Class 1	0.57%	0.57%
Class 2	1.16	1.16
Class 3	1.48	1.48
Class 4	1.48	1.48

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class 1	$1,000.00	$1,002.10	$7.33	$1,000.00	$1,017.75	$7.39	1.46%
Class 2	1,000.00	1,005.10	4.37	1,000.00	1,020.71	4.41	0.87
Class 3	1,000.00	1,006.70	2.77	1,000.00	1,022.31	2.79	0.55
Class 4	1,000.00	1,006.70	2.77	1,000.00	1,022.31	2.79	0.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Statement of Assets and Liabilities  (unaudited)

September 30, 2018

BBIF Money Fund

ASSETS
Investments at value — Master Money LLC (the “Master LLC”)	$1,939,362,929
Receivables:
From the Administrator	9,530
Prepaid expenses	326,823

Total assets	1,939,699,282

LIABILITIES
Payables:
Income dividend distributions	230,711
Printing fees	53,103
Service and distribution fees	83,849
Transfer agent fees	58,753
Administration fees	441,795
Board realignment and consolidation	15,409
Officer’s fees	447
Other accrued expenses	39,321

Total liabilities	923,388

NET ASSETS	$1,938,775,894

NET ASSETS CONSIST OF
Paid-in capital	$1,938,746,663
Undistributed net investment income	8,920
Accumulated net realized gain allocated from the Master LLC	20,311

NET ASSETS	$1,938,775,894

NET ASSET VALUE
Class 1 — Based on net assets of $177,520,188 and 177,518,323 shares outstanding, unlimited number of shares authorized, par value $0.10 per share.	$1.00

Class 2 — Based on net assets of $243,001,029 and 242,998,476 shares outstanding, unlimited number of shares authorized, par value $0.10 per share.	$1.00

Class 3 — Based on net assets of $576,435,557 and 576,429,498 shares outstanding, unlimited number of shares authorized, par value $0.10 per share.	$1.00

Class 4 — Based on net assets of $941,819,120 and 941,809,220 shares outstanding, unlimited number of shares authorized, par value $0.10 per share.	$1.00

See notes to financial statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended September 30, 2018

BBIF Money Fund

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Interest — unaffiliated	$19,940,837
Expenses	(1,478,675)

Total investment income	18,462,162

FUND EXPENSES
Service and distribution — class specific	4,844,671
Administration	2,641,379
Registration	322,324
Transfer agent — class specific	115,393
Professional	25,151
Accounting services	23,113
Printing	19,095
Board realignment and consolidation	15,409
Officer	327
Miscellaneous	8,705

Total expenses	8,015,567

Less:
Fees waived and/or reimbursed by the Administrator	(9,530)
Service and distribution fees waived — class specific	(2,421,747)

Total expenses after fees waived	5,584,290

Net investment income	12,877,872

REALIZED GAIN ALLOCATED FROM THE MASTER LLC
Net realized gain from investments	14,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,892,095

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BBIF Money Fund
	Six Months Ended 09/30/2018 (unaudited)	Year Ended 03/31/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,877,872	$12,270,860
Net realized gain	14,223	6,088

Net increase in net assets resulting from operations	12,892,095	12,276,948

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class 1	(381,650)	(11,624)
Class 2	(1,303,052)	(760,598)
Class 3	(4,192,008)	(4,399,727)
Class 4	(6,995,727)	(7,104,397)

Decrease in net assets resulting from distributions to shareholders	(12,872,437)	(12,276,346)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(204,502,396)	(961,514,332)

NET ASSETS
Total decrease in net assets	(204,482,738)	(961,513,730)
Beginning of period	2,143,258,632	3,104,772,362

End of period	$1,938,775,894	$2,143,258,632

Undistributed net investment income, end of period	$8,920	$3,485

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BBIF Money Fund
	Class 1
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0021		0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0021		0.0001	0.0000		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0021)		(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0021)		(0.0001)	(0.0000)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.21	%(e)	0.01%	0.00%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(f)
Total expenses	1.46	%(g)	1.46%	1.46%		1.45%		1.45	%(h)	1.44%

Total expenses after fees waived and/or reimbursed	1.46	%(g)	1.12%	0.47%		0.30%		0.24	%(h)	0.24%

Net investment income	0.42	%(g)	0.01%	0.00%		0.00%		0.00	%(h)	0.00%

Supplemental Data
Net assets, end of period (000)	$177,520		$190,703	$226,031		$212,225		$252,910		$268,531

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 2
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0051		0.0026	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0051		0.0027	0.0000		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0051)		(0.0027)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0051)		(0.0027)	(0.0000)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.51	%(e)	0.27%	0.00%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(f)
Total expenses	1.11	%(g)	1.10%	1.10%		1.10%		1.10	%(h)	1.09%

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.87%	0.47%		0.30%		0.24	%(h)	0.24%

Net investment income	1.02	%(g)	0.26%	0.00%		0.00%		0.00	%(h)	0.00%

Supplemental Data
Net assets, end of period (000)	$243,001		$269,725	$330,219		$268,731		$276,325		$317,401

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 3
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0067		0.0057	0.0002		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0067		0.0058	0.0002		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0067)		(0.0058)	(0.0002)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0067)		(0.0058)	(0.0002)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.67	%(e)	0.58%	0.02%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(f)
Total expenses	0.81	%(g)	0.80%	0.80%		0.80%		0.79	%(h)	0.79%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%	0.46%		0.30%		0.24	%(h)	0.24%

Net investment income	1.33	%(g)	0.57%	0.02%		0.00%		0.00	%(h)	0.00%

Supplemental Data
Net assets, end of period (000)	$576,436		$669,908	$823,427		$613,572		$623,513		$695,307

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 4
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0067		0.0056	0.0002		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0002	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0067		0.0058	0.0002		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0067)		(0.0058)	(0.0002)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0067)		(0.0058)	(0.0002)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.67	%(e)	0.58%	0.02%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(f)
Total expenses	0.81	%(g)	0.80%	0.80%		0.80%		0.79	%(h)	0.78%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%	0.46%		0.30%		0.24	%(h)	0.24%

Net investment income	1.34	%(g)	0.56%	0.02%		0.00%		0.00	%(h)	0.00%

Supplemental Data
Net assets, end of period (000)	$941,819		$1,012,923	$1,725,095		$1,252,429		$1,244,875		$1,086,357

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)	BBIF Money Fund

1.	ORGANIZATION

BBIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At September 30, 2018, the percentage of the Master LLC owned by the Fund was 19.0%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing, distribution, and the additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

On September 26, 2018, the Board of Directors approved a proposal to liquidate the Fund. The Fund will liquidate on or about November 30, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements (unaudited) (continued)	BBIF Money Fund

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	The Fund records its proportionate investment in the Master LLC at fair value, which is based upon its pro rata ownership in the net assets of the Master LLC.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class 1	Class 2	Class 3	Class 4
Service fees	0.25%	0.25%	0.25%	0.25%
Distribution fees	0.750	0.425	0.125	0.125

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Class 1, Class 2, Class 3 and Class 4 shareholders.

For the six months ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class 1	Class 2	Class 3	Class 4	Total
Service and distribution fees	$890,595	$856,345	$1,167,121	$1,930,610	$4,844,671

Transfer Agent: For the six months ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$42,124	$14,862	$16,526	$41,881	$115,393

Expense Waivers and Reimbursements: The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund, without giving effect to any voluntary fee waivers. The fee waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in service and distribution fees waived – class specific in the Statement of Operations.

For the six months ended September 30, 2018, the service and distribution fees waived — class specific were as follows:

	Class 2	Class 3	Class 4	Total
Service and distribution fees waived	$302,169	$794,796	$1,324,782	$2,421,747

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as service and distribution fees waived — class specific. The Administrator and BRIL may discontinue the waiver and/or reimbursement at any time.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2018, the amount reimbursed was $9,530.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BBIF Money Fund

During the period ended September 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/2018	Year Ended 03/31/2018
Class 1
Shares sold	809,721,347	1,741,317,096
Shares issued in reinvestment of distributions	373,710	9,482
Shares redeemed	(823,279,551)	(1,776,654,823)

Net decrease	(13,184,494)	(35,328,245)

Class 2
Shares sold	1,018,958,326	2,041,434,694
Shares issued in reinvestment of distributions	1,290,050	748,725
Shares redeemed	(1,046,974,853)	(2,102,677,186)

Net decrease	(26,726,477)	(60,493,767)

Class 3
Shares sold	2,394,450,191	4,180,204,486
Shares issued in reinvestment of distributions	4,159,100	4,365,197
Shares redeemed	(2,492,087,454)	(4,338,089,368)

Net decrease	(93,478,163)	(153,519,685)

Class 4
Shares sold	6,080,035,796	13,988,294,204
Shares issued in reinvestment of distributions	6,936,913	7,055,101
Shares redeemed	(6,158,085,971)	(14,707,521,940)

Net decrease	(71,113,262)	(712,172,635)

Total Net Decrease	(204,502,396)	(961,514,332)

7.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 26, 2018, the Board of Directors of the Fund approved a proposal to liquidate the Fund. On or about November 30, 2018 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders on the Liquidation Date will be redeemed at the net asset value (“NAV”) per share and the Fund will then be terminated.

NOTES TO FINANCIAL STATEMENTS	15

Master LLC Portfolio Information as of September 30, 2018 (unaudited)	Master Money LLC

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	50%
Repurchase Agreements	29
U.S. Treasury Obligations	18
Other Assets Less Liabilities	3

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) September 30, 2018	Master Money LLC (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Government Sponsored Agency Obligations — 49.5%
Federal Home Loan Bank Discount Notes(a):
1.92%, 10/01/18	USD 66,025	$66,025,000
0.54%, 10/02/18	200,000	199,989,083
0.85%, 10/03/18	254,515	254,487,739
1.07%, 10/04/18	43,700	43,692,899
1.56%, 10/09/18	62,505	62,477,637
1.61%, 10/10/18	206,480	206,377,328
1.68%, 10/12/18	41,715	41,689,711
1.78%, 10/16/18	42,815	42,778,875
1.80%, 10/17/18	436,120	435,733,307
1.84%, 10/19/18	154,960	154,805,040
1.87%, 10/22/18	10,390	10,377,878
1.90%, 10/24/18	4,095	4,089,768
1.91%, 10/26/18	286,290	285,895,227
2.06%, 11/19/18	247,605	246,880,411
2.07%, 11/23/18	130,370	129,956,575
2.08%, 11/30/18	941,905	938,585,639
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.12%), 1.99%, 10/03/18	87,500	87,500,000
(LIBOR USD 1 Month - 0.13%), 2.03%, 10/15/18	99,225	99,225,000
(LIBOR USD 1 Month - 0.14%), 2.08%, 10/26/18	42,250	42,250,000
(LIBOR USD 1 Month - 0.10%), 2.00%, 11/01/18	88,500	88,500,000
(LIBOR USD 1 Month - 0.10%), 2.00%, 11/02/18	228,000	228,000,000
(LIBOR USD 1 Month - 0.15%), 1.98%, 11/14/18	102,495	102,495,000
(LIBOR USD 1 Month - 0.13%), 2.03%, 11/16/18	150,000	150,000,000
(LIBOR USD 1 Month - 0.13%), 2.04%, 11/20/18	82,185	82,188,651
Federal Home Loan Mortgage Corp. Discount Notes, 1.82%, 10/18/18(a)	135,235	135,110,152
Federal Home Loan Mortgage Corp. Notes, 0.88%, 10/12/18	69,400	69,384,382
Federal National Mortgage Association Discount Notes, 2.08%, 11/30/18(a)	856,455	853,457,407

Total U.S. Government Sponsored Agency Obligations — 49.5% (Cost: $5,061,952,709)		5,061,952,709

U.S. Treasury Obligations — 17.9%
U.S. Treasury Bills(a):
1.03%, 10/04/18	278,000	277,955,493
1.60%, 10/11/18	173,000	172,905,110
1.78%, 10/18/18	35,000	34,967,903
1.88%, 10/25/18	97,000	96,871,637
1.95%, 11/08/18	215,805	215,345,995
1.98%, 11/15/18	280,000	279,288,219
2.06%, 11/29/18	750,000	747,531,751

Total U.S. Treasury Obligations — 17.9% (Cost: $1,824,866,108)		1,824,866,108

Total Repurchase Agreements — 29.1% (Cost: $2,979,000,000)		2,979,000,000

Total Investments — 96.5% (Cost: $9,865,818,817)		9,865,818,817

Other Assets Less Liabilities — 3.5%		354,077,890

Net Assets — 100.0%		$10,219,896,707

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) September 30, 2018	Master Money LLC

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	2.21%		09/28/18	10/01/18	$155,000	$155,000	$155,028,546	U.S. Treasury Obligations, 0.00% to 3.50%, due 10/11/18 to 02/15/45	$165,222,600	$158,100,042
Bank of Nova Scotia (The)	2.23		09/28/18	10/01/18	300,000	300,000	300,055,750	U.S. Treasury Obligations, 0.13% to 3.13%, due 12/31/18 to 11/15/42	313,317,800	306,056,912
BNP Paribas SA	2.24		09/28/18	10/01/18	340,000	340,000	340,063,467	U.S. Treasury Obligations, 0.00% to 4.75%, due 05/31/22 to 08/15/47	368,205,707	346,800,000
Citigroup Global Markets, Inc.	2.24		09/28/18	10/01/18	325,000	325,000	325,060,667	U.S. Treasury Obligations, 1.18% to 2.75%, due 09/30/19 to 11/15/27	345,243,700	341,700,108
	2.26		09/28/18	10/01/18	10,000	10,000	10,001,883	U.S. Treasury Obligation, 2.75%, due 06/30/25	10,298,100	10,200,016

Total Citigroup Global Markets, Inc.						$335,000				$351,900,124

Credit Agricole Corporate & Investment Bank SA	2.24		09/28/18	10/01/18	10,000	10,000	10,001,867	U.S. Treasury Obligation, 0.13%, due 04/15/19	9,543,100	10,200,064
Credit Suisse AG	2.22		09/28/18	10/01/18	350,000	350,000	350,064,750	U.S. Treasury Obligations, 0.88% to 6.38%, due 01/31/19 to 02/15/47	361,323,400	357,000,000
Goldman Sachs & Co. LLC	2.20		09/25/18	10/02/18	184,000	184,000	184,078,711	U.S. Government Sponsored Agency Obligations, 2.28% to 6.00%, due 04/25/30 to 06/15/54	1,974,400,008	196,880,000
JP Morgan Securities LLC	2.24		09/28/18	10/01/18	150,000	150,000	150,028,000	U.S. Treasury Obligations, 0.00% to 2.23%, due 09/30/19 to 05/15/41	154,077,130	153,000,000
	2.26		09/28/18	10/01/18	10,000	10,000	10,001,883	U.S. Government Sponsored Agency Obligations, 3.22% to 6.50%, due 04/20/21 to 12/15/59	11,112,812	10,200,000

Total JP Morgan Securities LLC						$160,000				$163,200,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.22		09/25/18	10/02/18	27,500	27,500	27,511,871	U.S. Government Sponsored Agency Obligation, 4.00%, due 02/01/48	28,964,246	28,325,001
	2.27		09/28/18	10/01/18	200,000	200,000	200,037,833	U.S. Government Sponsored Agency Obligations, 3.50% to 4.00%, due 12/20/47 to 08/20/48	210,956,116	204,000,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$227,500				$232,325,002

Mizuho Securities USA LLC	2.25		09/28/18	10/01/18	25,000	25,000	25,004,687	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 3.75% to 4.25%, due 11/15/18 to 09/15/46	22,541,814	25,774,967
Natixis SA	2.23	(a)	09/28/18	10/01/18	200,000	200,000	200,037,167	U.S. Treasury Obligations, 0.00% to 8.50%, due 11/23/18 to 11/15/47	204,951,100	204,000,025

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) September 30, 2018	Master Money LLC

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
	2.25	%(a)	09/28/18	10/01/18	$104,000	$104,000	$104,019,500	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 8.50%, due 11/23/18 to 02/20/48	$214,592,726	$106,883,744

Total Natixis SA						$304,000				$310,883,769

TD Securities USA LLC	2.25		09/28/18	10/01/18	100,000	100,000	100,018,750	U.S. Treasury Obligations, 1.88% to 2.38%, due 06/30/20 to 01/31/23	103,484,600	102,000,019
	2.27		09/28/18	10/01/18	350,000	350,000	350,066,208	U.S. Government Sponsored Agency Obligations, 3.00% to 4.50%, due 06/15/42 to 02/20/48	665,398,061	358,891,261

Total TD Securities USA LLC						$450,000				$460,891,280

Wells Fargo Securities LLC	2.13		09/25/18	10/02/18	73,500	73,500	73,530,441	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 8.00%, due 10/25/18 to 09/20/48	95,114,386	74,974,114
	2.18		09/27/18	10/04/18	65,000	65,000	65,027,553	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 12/01/31 to 08/20/48	69,812,172	66,508,901

Total Wells Fargo Securities LLC						$138,500				$141,483,015

						$2,979,000				$3,061,495,175

(a)	Variable rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$9,865,818,817	$—	$9,865,818,817

(a)	See above Schedule of Investments for values in each security type.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statement of Assets and Liabilities  (unaudited)

September 30, 2018

Master Money LLC

ASSETS
Investments at value — unaffiliated (cost — $6,886,818,817)	$6,886,818,817
Cash	353,470,860
Repurchase agreements at value (cost — $2,979,000,000)	2,979,000,000
Receivables:
Interest — unaffiliated	1,986,057
Prepaid expenses	4,992

Total assets	10,221,280,726

LIABILITIES
Payables:
Investment advisory fees	1,199,309
Directors’ fees	49,204
Other affiliates	6,397
Other accrued expenses	129,109

Total liabilities	1,384,019

NET ASSETS	$10,219,896,707

NET ASSETS CONSIST OF
Investors’ capital	$10,219,896,707

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended September 30, 2018

Master Money LLC

INVESTMENT INCOME
Interest — unaffiliated	$100,508,261

Total investment income	100,508,261

EXPENSES
Investment advisory	7,093,325
Accounting services	153,428
Directors	98,658
Custodian	51,001
Professional	23,868
Printing	1,871
Miscellaneous	26,216

Total expenses	7,448,367

Net investment income	93,059,894

REALIZED GAIN
Net realized gain from investments	71,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,131,627

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	Master Money LLC
	Six Months Ended 09/30/2018 (unaudited)	Year Ended 03/31/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$93,059,894	$112,539,099
Net realized gain	71,733	25,903

Net increase in net assets resulting from operations	93,131,627	112,565,002

CAPITAL TRANSACTIONS
Proceeds from contributions	38,164,534,427	76,373,148,421
Value of withdrawals	(38,695,121,573)	(78,177,875,546)

Net decrease in net assets derived from capital transactions	(530,587,146)	(1,804,727,125)

NET ASSETS
Total decrease in net assets	(437,455,519)	(1,692,162,123)
Beginning of period	10,657,352,226	12,349,514,349

End of period	$10,219,896,707	$10,657,352,226

Financial Highlights

	Master Money LLC
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018		2017	2016	2015	2014
Total Return
Total return	0.88	%(a)	1.00	%(b)	0.33%	0.15%	0.10%	0.10%

Ratios to Average Net Assets
Total expenses	0.14	%(c)	0.14%		0.14%	0.15%	0.15%	0.15%

Total expenses after fees waived and paid indirectly	0.14	%(c)	0.14%		0.14%	0.15%	0.15%	0.15%

Net investment income	1.75	%(c)	0.99%		0.33%	0.15%	0.09%	0.09%

Supplemental Data
Net assets, end of period (000)	$10,219,897		$10,657,352		$12,349,514	$7,524,239	$7,224,838	$7,377,431

(a)	Aggregate total return.
(b)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(c)	Annualized.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	Master Money LLC

1.	ORGANIZATION

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master LLC operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master LLC is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master LLC’s weekly liquid assets.

The Master LLC, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master LLC.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master LLC.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master LLC seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (continued)	Master Money LLC

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Master LLC and its counterparties. Typically, the Master LLC and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Master LLC, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million—$1 Billion	0.175
Greater than $1 Billion	0.125

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of its respective investment advisory fees and/or reimburse operating expenses to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as Fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the six months ended September 30, 2018, the Master LLC reimbursed the Manager $61,812 for certain accounting services, which is included in accounting services in the Statement of Operations.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

The Master LLC is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of September 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Money LLC

instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Money LLC (the “Master LLC”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. BBIF Money Fund (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master LLC. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master LLC are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Master LLC and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; accounting, administrative and shareholder services; oversight of the Master LLC and Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master LLC, the Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and the Fund’s adherence to its respective compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master LLC and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master LLC and the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Master LLC and the Fund; (g) a summary of aggregate amounts paid by the Master LLC and/or the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master LLC’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC and the Fund as compared with the Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master LLC and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master LLC, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master LLC’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master LLC and the Fund. BlackRock and its affiliates provide the Master LLC and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master LLC and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Fund. In particular, BlackRock and its affiliates provide the Master LLC and the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master LLC and the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Master LLC and the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master LLC. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master LLC management to discuss, the performance of the Master LLC and the Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years.

The quartile standing of the Fund against its Performance Peers takes into account the Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Master LLC’s current yield performance, it also examines the liquidity, duration, and credit quality of the Master LLC’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master LLC’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	27

Disclosure of Investment Advisory Agreement  (continued)

reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master LLC and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Master LLC and the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Master LLC and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master LLC and the Fund, to the Master LLC or the Fund, as pertinent. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master LLC and the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master LLC’s/Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board further noted that the Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels. The Board additionally noted that BlackRock, in its capacity as the Fund’s administrator (the “Administrator”), and the Fund’s distributor had entered into a contractual arrangement with the Fund whereby the Administrator and the distributor agreed to waive all or a portion of their respective fees and/or reimburse direct expenses of the Fund to ensure that the net operating expense ratio for certain classes of shares did not exceed specified amounts. The Board additionally noted that, to enable the Master LLC/Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of its fees and/or reimburse the Master LLC’s/Fund’s operating expenses as necessary.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Master LLC and the Fund benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master LLC and the Fund to more fully participate in these economies of scale. The Board considered the Master LLC’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master LLC and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master LLC and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master LLC and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect of the Board(a) and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director and President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

Financial Data Services, LLC

Jacksonville, FL 32246

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	29

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviation

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFM-9/18-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BBIF Money Fund and Master Money LLC

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BBIF Money Fund and Master Money LLC

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: December 4, 2018

4